                                                         EXHIBIT 10  (cxxxxiii)








                      AMENDMENT NO. 1 TO CREDIT AGREEMENT




     AMENDMENT dated as of July 28, 1993 among THE NORTH AMERICAN COAL CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S S E T H :


     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of September 27, 1991 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement (i) to extend the term of the Agreement, (ii) to incorporate an extension mechanism whereby, on an annual basis, the Borrower can request that the Banks extend the Termination Date by one year and (iii) to provide for a variable Base Rate, CD Margin, Euro-Dollar Margin and facility fee based on the Adjusted Cash Flow Ratio;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.


     Section 2. TERMINATION DATE. The definition of "Termination Date" is amended to read in its entirety as follows:

     "Termination Date" means September 27, 1996, or such later date, if any, to which the Termination Date may have been extended pursuant to Section 2.14, or, if any such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

     Section 3. AMENDMENT OF Section 2.05(A) OF THE AGREEMENT. Section 2.05(a) of the Agreement is amended by replacing the first sentence therein with the following language:

     Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the percentage indicated below opposite the applicable Adjusted Cash Flow Ratio for such day, PROVIDED that for any day which falls during an HLT Classification
  Period each Base Rate Loan shall bear interest at a rate per annum equal to the sum of 1.5% plus the Base Rate for such day.

                                    Base Rate
  Adjusted Cash Flow Ratio         Percentage
  ------------------------         ----------
  Greater than 0.35 to 1              .0%

  Less than or equal to
    0.35 to 1                         .25%

     Section 4. AMENDMENT OF Section 2.05(B) OF THE AGREEMENT. Section 2.05(b) of the Agreement is amended by replacing the definition of "CD Margin" therein with the following definition:

     "CD Margin" shall be, for any day, the percentage indicated below opposite the applicable Adjusted Cash Flow Ratio for such day, PROVIDED that for any day which falls during an HLT Classification Period the CD Margin shall be 2.625%.

  Adjusted Cash Flow Ratio         CD Margin
  ------------------------         ---------
  Greater than 0.35 to 1            .5625%

  Less than or equal to
    0.35 to 1                       .8125%

     Section 5. AMENDMENT OF SECTION 2.05(C) OF THE AGREEMENT. Section 2.05(c) of the Agreement is amended by replacing the definition of "Euro-Dollar Margin" therein with the following definition:

     "Euro-Dollar Margin" shall be, for any day, the percentage indicated below opposite the applicable Adjusted Cash Flow Ratio for such day, PROVIDED that for any day which falls during an HLT Classification Period the Euro-Dollar Margin shall be 2.50%.

  Adjusted Cash Flow Ratio     Euro-Dollar Margin
  ------------------------     ------------------
  Greater than 0.35 to 1              .4375%

  Less than or equal to
    0.35 to 1                         .6875%

     Section 6. AMENDMENT OF Section 2.06(B) OF THE AGREEMENT. Section 2.06(b) is amended by replacing the first sentence therein with the following language:

     The Borrower shall pay to the Agent, ratably for the account of each Bank, a facility fee for each day, at the rate per annum indicated below opposite the applicable Adjusted Cash Flow Ratio for such day, PROVIDED that for any day which falls during an HLT Classification Period the facility fee shall be at the rate of .50% per annum.

                               facility fee
  Adjusted Cash Flow Ratio     (per annum)
  ------------------------     ------------
  Greater than 0.35 to 1          .1875%

  Less than or equal to
    0.35 to 1                     .3125%

     Section 7. ADDITION OF Section 2.14 TO THE AGREEMENT. The Agreement is amended to add the following Section 2.14:

     Section 2.14 EXTENSION OF TERMINATION DATE. The Termination Date may be extended in the manner set forth in this Section 2.14, on September 27, 1994 and on each anniversary of such date (an "Extension Date") in each case for a period of one year after the Termination Date then in effect. If the Borrower wishes to request an extension of the Termination Date on any Extension Date, it shall give written notice to that effect to the Agent not less than 60 nor more than 90 days prior to such Extension Date, whereupon the Agent shall promptly notify each of the Banks of such notice. Each Bank will respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Agent. If all Banks respond affirmatively, then, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit F duly completed and signed by all of the parties hereto, the Termination Date shall be extended, effective on such Extension Date, for a period one year to the date stated in such Extension Agreement.

     Section 8. AMENDMENT OF Section 5.08 OF THE AGREEMENT. Section 5.08 of the Agreement is amended to add the following sentence immediately after the first sentence thereof:

     The Adjusted Cash Flow Ratio to be utilized in the determination of the interest rates and facility fee is the Adjusted Cash Flow Ratio based on the most recent certificate of the Borrower delivered pursuant to Section 5.01(c).

     Section 9. ADDITION OF EXHIBIT F TO THE AGREEMENT. The Agreement is amended to add as Exhibit F the form of Extension Agreement attached as Exhibit F hereto.

     Section 10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 11. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                              THE NORTH AMERICAN COAL
                                                 CORPORATION



                                              By /s/ K. Donald Grischow
                                                 ---------------------------
                                                 Title: Controller &
                                                        Treasurer


                                              MORGAN GUARANTY TRUST COMPANY
                                                 OF NEW YORK



                                              By /s/ Timothy S. Broadbent
                                                 ---------------------------
                                                 Title: Vice President


                                              CITIBANK, N.A.



                                              By /s/ Barbara A. Cohen
                                                 ---------------------------
                                                 Title: Vice President


                                              SOCIETY NATIONAL BANK



                                              By /s/ J. Roderick MacDonald
                                                 ---------------------------
                                                 Title: Vice President


                                              FIRST INTERSTATE BANK OF
                                                 TEXAS, N.A.



                                              By /s/ Connor J. Duffey
                                                 ---------------------------
                                                 Title: Vice President

                                                                       EXHIBIT F



                              EXTENSION AGREEMENT


The North American Coal Corporation
14785 Preston Road
Suite 1100
Dallas, Texas 75240

Morgan Guaranty Trust Company
  of New York, as Agent
  under the Credit Agreement
  referred to below
60 Wall Street
New york, NY 10260

Gentlemen:

     The undersigned hereby agree to extend, effective [Extension Date], the Termination Date under the Credit Agreement dated as of September 27, 1991 among The North American Coal Corporation, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent (the "Credit Agreement") for one year to [date to which the Termination Date is extended]. Terms defined in the Credit Agreement are used herein as therein defined.

     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

                                                 MORGAN GUARANTY TRUST COMPANY
                                                    OF NEW YORK


                                                 By
                                                   ----------------------------
                                                   Title:

                                                 CITIBANK, N.A.


                                                 By
                                                   ----------------------------
                                                   Title:

                                           SOCIETY NATIONAL BANK



                                           By_____________________
                                             Title:


                                           FIRST INTERSTATE BANK OF
                                              TEXAS, N.A.



                                           By_____________________
                                             Title:


Agreed and accepted:

THE NORTH AMERICAN COAL CORPORATION


By
  ---------------------------------
  Title:


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Agent


By
  ---------------------------------
  Title:





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